Acquisition of Entities under Common Control	6 Months Ended
Jun. 30, 2016
Business Combinations [Abstract]
Acquisition of Entities under Common Control
Acquisition of Entities under Common Control
On December 18, 2015, the Company acquired from Teekay Offshore Partners L.P. (or TOO), which is an entity controlled by Teekay Corporation (or Teekay), two conventional oil tankers (the Explorer Spirit, formerly known as the SPT Explorer, and the Navigator Spirit), associated working capital and debt facilities, for an aggregate price of $39.0 million, including working capital of approximately $8.6 million and net of outstanding debt of approximately $49.6 million (or the 2015 Acquired Business). Of this net amount, $30.4 million was paid on closing of the transaction in December 2015 and the remaining $8.6 million was paid in the first quarter of 2016. As part of this acquisition Teekay paid the Company $2.9 million to terminate the existing time-charters for the Explorer Spirit and Navigator Spirit. Subsequent to the acquisition, Teekay entered into a contract with the Company to guarantee commitments under the existing credit facilities related to the two vessels for a payment of $1.5 million. The effect of adjusting such information to account for the 2015 Acquired Business in periods prior to our acquisition thereof is referred to as the Entities under Common Control.

Assets and liabilities of the vessels the Company acquired from TOO are reflected on the Company’s consolidated balance sheet at TOO’s historical carrying values. The net purchase price of $39.0 million over TOO’s historical net carrying value of the assets acquired and debt assumed of $25.0 million has been accounted for as a $14.0 million return of capital to Teekay.

All periods prior to the acquisition of these vessels from TOO have been retroactively adjusted to include the results of these vessels, as is required for a reorganization of entities under common control. All intercorporate transactions relating to these vessels between us and Teekay that occurred prior to the vessels’ acquisition by us have been eliminated upon consolidation.

The effect of adjusting the Company’s consolidated financial statements to account for these common control exchanges increased the Company’s net income for the three and six months ended June 30, 2015 by $0.9 million and $1.9 million, respectively. The adjustments for the Entities under Common Control increased the Company’s revenues for the three and six months ended June 30, 2015 by $3.7 million and $7.3 million, respectively.

In the preparation of these consolidated financial statements, shore-based costs for commercial management services (voyage expenses), ship management services (vessel operating expenses) and corporate/administrative services (general and administrative) were not identifiable as relating solely to each specific vessel. Costs for commercial management services were allocated based on the rates charged by Teekay to third parties to provide such services. Costs for ship management services were allocated based on internal estimates of the cost to provide this function. Costs for corporate/administrative services were allocated based on the actual per day costs incurred for the Company’s other conventional tankers. Management believes these allocations reasonably present the interest expense and the general and administrative expenses of the Entities under Common Control.